UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2011

FARO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	0-23081	59-3157093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Technology Park, Lake Mary, Florida 32746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (407) 333-9911

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

In its Current Report on Form 8-K filed on May 17, 2011, FARO Technologies, Inc. (the “Company”) reported the results of the Company’s Annual Meeting of Shareholders held on May 12, 2011 (the “Meeting”). At the Meeting, the Company’s shareholders approved, on an advisory basis, an annual advisory vote on the compensation of the Company’s named executive officers. In line with this recommendation by the Company’s shareholders, the Board of Directors of the Company has decided that it will include an advisory shareholder vote on the compensation of its named executive officers in its proxy materials every year until the next required advisory vote on the frequency of shareholder votes on named executive officer compensation, which will occur no later than the Company’s Annual Meeting of Shareholders in 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARO Technologies, Inc. (Registrant)

October 6, 2011	/s/ Keith Bair
By: Keith Bair
Its: Chief Financial Officer